UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 28, 2006

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                                                                                                               25728

(Address of Principal Executive Offices)                                                                                                      (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1. - Registrant’s Business and Operations.
Item 1.01. Entry into a Material Definitive Agreement

    On June 28, 2006, Champion Industries, Inc. (“Champion”), a West Virginia corporation, entered into lease agreement with White Properties No. II, LLC (“Lessor”) effective as of July 1, 2006 providing for Champion’s lease of approximately 22,253 square feet in Lessor’s building at 120 Hills Plaza, Charleston, West Virginia for Champion’s operation of a mail center/data processing/ print on demand/ office products and office furniture facility.
    The lease has an initial term of 5 years at monthly rental of $9,666. During the initial term, Champion is responsible only for utilities and nonstructural repairs.
    The lease provides for 3 options to renew. The first renewal period consists of 3 years at base monthly rental of $10,323, with Champion being responsible for (a) utilities, nonstructural repairs, and (b) a proportion of Lessor’s real estate taxes, service fees, insurance costs, common area maintenance and business and occupations tax attributable to the lease (“Additional Rent”). The second renewal period of 5 years provides for base monthly rental of $10,323 plus Additional Rent during the first 2 years and base monthly rental of $11,261 plus Additional Rent during the next 3 years. The third renewal period of 5 years provides for base monthly rental of $11,261 plus Additional Rent during the first 2 years and base monthly rental of $10,792 plus Additional Rent during the final 3 years.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    The discussion of the entry into a lease agreement with White Properties No. II, LLC is incorporated herein by reference from “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(c) The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: July 3, 2006
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement of Lease commencing as of July 1, 2006 between White Properties No. II, LLC and Champion Industries, Inc. regarding a portion of 120 Hills Plaza, Charleston, West Virginia.